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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   Form 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date Of Report (Date of earliest event reported):  June 28, 1999
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                       Building One Services Corporation
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                (Exact name of registrant specified in Charter)


     Delaware                     000-23421              52-2054952
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     (State or other              (Commission            (I.R.S. Employer
     jurisdiction of              File Number)           Identification No.)
     incorporation)
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800 Connecticut Avenue, N.W., Suite 1111, Washington, DC        20006
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        (Address of principal executive offices)               Zip Code

          Registrant's telephone, including area code:  202/261-6000
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Building One Services Corporation (the "Company") is filing the financial statements for Regency Electric Company, Inc. as of December 31, 1997 and 1996 and for the three year period ended December 31, 1997. These financial statements are attached hereto as Exhibit 99.1.

(c)  Exhibits.

     99.1 Financial Statements for Regency Electric Company, Inc.

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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BUILDING ONE SERVICES CORPORATION


Dated:  June 28, 1999                   By:  /s/ Joseph M. Ivey
                                           ---------------------------------
                                           Joseph M. Ivey
                                           President and Chief Executive Officer
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                                 EXHIBIT INDEX

Exhibit
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99.1 Financial Statements for Regency Electric Company, Inc.